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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2006

AFFORDABLE RESIDENTIAL COMMUNITIES INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31987	84-1477939
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7887 E. Belleview Avenue, Suite 200, Englewood, CO		80111
(Address of principal executive offices)		(Zip code)

(303) 383-7500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Investment Agreement

        On October 13, 2006, Affordable Residential Communities Inc. (the "Company"), Gerald J. Ford, ARC Diamond, LP ("ARC Diamond") and Hunter's Glen/Ford, Ltd. ("Hunter's Glen/Ford") entered into an Investment Agreement (the "Investment Agreement") pursuant to which:

  •
  Mr. Ford and ARC Diamond agreed to purchase for cash in a private placement the full number of shares of the Company's common stock they would otherwise have been entitled to subscribe for in the Company's proposed rights offering at $8.00 per share, the same price per share as in the rights offering;

  •
  Mr. Ford and ARC Diamond agreed not to exercise their rights in the rights offering;

  •
  Hunter's Glen/Ford agreed to backstop the rights offering by purchasing for cash in a private placement all of the shares of our common stock that are not otherwise subscribed for by holders other than Mr. Ford and ARC Diamond in the rights offering at $8.00 per share, the same subscription price per share.

        Mr. Ford is one of the Company's directors and the beneficial owner of approximately 17.6% of the Company's common stock, and each of ARC Diamond and Hunter's Glen/Ford is an affiliate of Mr. Ford.

        THE SHARES OFFERED TO MR. FORD, ARC DIAMOND AND HUNTER'S GLEN/FORD ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS. THIS NOTICE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE. IN ADDITION, A PROXY STATEMENT RELATING TO CERTAIN OF THE MATTERS DISCUSSED HEREIN IS EXPECTED TO BE FILED WITH THE SEC. WHEN FILED, COPIES OF THE PROXY STATEMENT AND OTHER RELATED DOCUMENTS MAY BE OBTAINED FREE OF CHARGE ON THE SEC WEBSITE (WWW.SEC.GOV). WE URGE YOU TO CAREFULLY REVIEW THESE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. THE COMPANY, ITS DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN MEMBERS OF MANAGEMENT AND EMPLOYEES MAY BE CONSIDERED "PARTICIPANTS IN THE SOLICITATION" OF PROXIES FROM THE COMPANY'S SHAREHOLDERS IN CONNECTION WITH CERTAIN OF THE MATTERS DISCUSSED HEREIN. INFORMATION REGARDING SUCH PERSONS AND THEIR INTERESTS IN THE COMPANY IS CONTAINED IN THE COMPANY'S PROXY STATEMENTS AND ANNUAL REPORTS ON FORM 10-K FILED WITH THE SEC. SHAREHOLDERS AND INVESTORS MAY OBTAIN ADDITIONAL INFORMATION REGARDING THE INTERESTS OF THE COMPANY AND ITS DIRECTORS AND EXECUTIVE OFFICERS IN THE MATTERS DISCUSSED HEREIN, WHICH MAY BE DIFFERENT THAN THOSE OF THE COMPANY'S SHAREHOLDERS GENERALLY, BY READING THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS REGARDING THE MATTERS DISCUSSED HEREIN, WHICH IS EXPECTED TO BE FILED WITH THE SEC.

        The preceding description of the Investment Agreement is qualified in its entirety by reference to the Investment Agreement, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

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Item 3.02 Unregistered Sales of Equity Securities.

        The description of the Investment Agreement described above under "Item 1.01 Entry into a Material Definitive Agreement" is hereby incorporated by reference herein. The offer and sale of the shares under the Investment Agreement are being made pursuant to Section 4(2) of the Securities Act and Rule 506 promulgated pursuant to Regulation D under the Securities Act since each of the purchasers is an accredited investor as defined in Rule 501 promulgated pursuant to the Securities Act.

Item 9.01 Financial Statements and Exhibits.

  (d)
  Exhibits.

Exhibit No.	Description
4.1	Investment Agreement dated as of October 13, 2006 among Affordable Residential Communities Inc., Gerald J. Ford, ARC Diamond, LP and Hunter's Glen/Ford, Ltd.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 13, 2006	AFFORDABLE RESIDENTIAL COMMUNITIES INC.
	By:	/s/ SCOTT L. GESELL Scott L. Gesell Executive Vice President

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EXHIBIT INDEX

Exhibit No.	Description
4.1	Investment Agreement dated as of October 13, 2006 among Affordable Residential Communities Inc., Gerald J. Ford, ARC Diamond, LP and Hunter's Glen/Ford, Ltd.

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 3.02 Unregistered Sales of Equity Securities.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX